CONVERTIBLE PROMISSORY NOTES	12 Months Ended
Dec. 31, 2020
CONVERTIBLE PROMISSORY NOTES
Disclosure Of Convertible Promissory Notes [Text Block]

18.  CONVERTIBLE PROMISSORY NOTES

During the year ended December 31, 2020, a group of investors led by Goldman Sachs Asia Strategic Pte. Ltd. (the “Purchasers”) subscribed and paid cash consideration of US$200,000 in aggregate for the Company’s convertible promissory notes (the “Notes”). The Notes will mature in five years and, bear interest at the rate of 2% per annum from the issuance date which will be payable semiannually in arrears in cash.

Conversion

Purchasers have the option to convert all or a portion of the outstanding Notes and any accrued and unpaid interest, into ADSs at the conversion price at any time. The conversion price will initially be US$12.00 per ADS or will be subject to customary adjustments when the decrease in VWAP exceeds certain threshold. In addition, the conversion price will be adjusted in the event when the Company makes certain dilutive issuances of shares.

Redemption upon maturity

Unless previously redeemed or converted, the Company shall redeem the Notes on the maturity date in an amount equal to the sum of (i) 115% of the then outstanding principal amount of the Notes and (ii) the interest accrued but unpaid on the maturity date. The Company may not redeem the Notes at its option prior to the maturity date.

Early redemption at the option of the Purchasers

If any portion of the outstanding principal amount of the Notes has not been converted by the third anniversary of the date of issuance of the Notes, the Purchasers at their sole discretion will have the right to require the Company to redeem, in whole or in part, the outstanding principal amount of the Notes which has not been converted previously in an amount equal to the sum of (i) 109% of the outstanding principal amount and (ii) the interest accrued but unpaid on the outstanding principal amount.

The Company elected to account for the Notes at fair value as a whole. Issuance costs including underwriting commissions and offering expenses were approximately RMB18,932 (US$2,901), which were recognized in earnings as incurred.

In August and December 2020, Purchasers of the Notes exercised the right to convert 12,499,998 and 11,210,142 newly issued Class A ordinary shares at the conversion price of US$12 per ADS. Upon conversion, the fair value of converted portion was RMB720,547 (US$110,429) and issuance costs were approximately RMB2,939 (US$450), which were credited to capital accounts with the changes in the fair value up to the conversion date recorded in earning.

The interest expense on the convertible promissory was recorded based on the stated rate of 2% in the interest expense within the consolidated statements of operations. The Company elected the fair value option in accordance with ASC 825 to subsequently remeasure the Notes.

As of December 31, 2020, the fair value of the Notes was RMB3,014,057 (US$461,924), and the changes in fair value of convertible promissory notes of RMB2,544,220 (US$389,919) was recognized in the changes in the fair value of convertible promissory notes in the consolidated statement of operations for the year ended December 31, 2020. The fair value changes related to instrument-specific credit risk is nil for the year ended December 31, 2020.